                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 7, 2003

                         ------------------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13265                  76-0511406
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                            77002
(Address of principal executive offices)                            (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111


                         ------------------------------

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ITEM 5.  OTHER EVENTS.

         On April 8, 2003, CenterPoint Energy, Inc. announced that on April 7, 2003, CenterPoint Energy Resources Corp. ("CERC") had priced $112 million of senior notes which will be added to and form a single series of with its prior existing 7.875% senior notes due on April 1, 2013, in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached to this report as Exhibit 99.1. The offering of these senior notes closed on April 14, 2003.

         For a description of the senior notes, please refer to Supplemental Indenture No. 5 dated as of March 25, 2003, and Supplemental Indenture No. 6 dated as of April 14, 2003, to the Indenture dated as of February 1, 1998, between CERC and JPMorgan Chase Bank, as trustee. Supplemental Indenture No. 5 and Supplemental Indenture No. 6 are attached to this report as Exhibits 4.1 and 4.2, respectively.

         The newly issued senior notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         4.1 Supplemental Indenture No. 5 dated as of March 25, 2003, to Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee (incorporated by reference herein to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on March 27,
                  2003)

         4.2 Supplemental Indenture No. 6 dated as of April 14, 2003, to Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee

         99.1 Press Release issued April 8, 2003 regarding pricing of private placement of senior notes

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTERPOINT ENERGY RESOURCES CORP.



Date: May 1, 2003                             By:  /s/ James S. Brian
                                                 -------------------------------
                                                   James S. Brian
                                                   Senior Vice President and
                                                   Chief Accounting Officer

                                  EXHIBIT INDEX


       Exhibit
       Number                       Exhibit Description
       -------                      -------------------
         4.1      Supplemental Indenture No. 5 dated as of March 25, 2003, to
                  Indenture dated as of February 1, 1998, between CenterPoint
                  Energy Resources Corp. and JPMorgan Chase Bank, as trustee
                  (incorporated by reference herein to Exhibit 4.1 to our
                  Current Report on Form 8-K filed with the SEC on March 27,
                  2003)

         4.2      Supplemental Indenture No. 6, dated as of April 14, 2003, to
                  Indenture dated as of February 1, 1998, between CenterPoint
                  Energy Resources Corp. and JPMorgan Chase Bank, as trustee

         99.1 Press Release issued April 8, 2003 regarding pricing of private placement of senior notes